UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 22, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501

Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  As previously reported, effective December 11, 2012, the employment of Gregory E. Papaz, our former Senior Vice President, U.S. Commercial Operations, was terminated.  Effective January 22, 2013, Mr. Papaz entered into a separation agreement with us entitling him to receive severance benefits, which will include fifteen months of salary continuation and reimbursement for medical benefits, accelerated vesting and extended exercisability of outstanding equity awards and reimbursement for certain expenses.  In exchange for the benefits provided in the separation agreement, Mr. Papaz has agreed to provide us with a general release of claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Stephen W. Webster
Date: January 25, 2013		Stephen W. Webster
Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)